UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

(760) 452-8111

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2025, the Board of Directors (the “Board”) of Qualigen Therapeutics, Inc. (the “Company”) appointed Robert B. Lim, a current independent director of the Company, to serve as Chair of the Audit Committee of the Board, effective immediately. Mr. Lim replaces Graydon Bensler, who previously served as Chair of the Audit Committee and will continue to serve as a member of the Board and Audit Committee.

The Board has determined that Mr. Lim qualifies as an independent director under Rule 5605 of the Nasdaq Listing Rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and that he qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K.

There are no arrangements or understandings between Mr. Lim and any other persons pursuant to which he was selected as Chair of the Audit Committee. Mr. Lim has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Robert B. Lim. Mr. Lim is a business forward lawyer based in Vancouver, British Columbia who primarily practices in corporate commercial law and litigation. Mr. Lim co-founded De Novo Law Corporation in March 2023 after winding down his solo practice with Robert Bradley Lim Law Corporation in February 2023. Before being called to the bar as a lawyer, Mr. Lim worked at the University of British Columbia’s Sauder School of Business as a graduate academic assistant, and Winright Law Corporation, first as a legal assistant in 2020 and then later as an articling student/lawyer in 2021. Prior to his legal career, Mr. Lim came from a marketing background, working as a marketing coordinator for NEXT Environmental in 2018, and operated his own digital marketing agency where he provided digital advertising and marketing services to clients throughout British Columbia from 2017 – 2019. Mr. Lim has also served on the board of directors of Aerwins Technologies Inc. (AWIN) as an independent director from July 2023 – July 2024. Mr. Lim’s expertise in corporate law contributed to our board of directors’ conclusion that he should serve as a director of our company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: June 24, 2025	By:	/s/ Kevin Richardson II
	Name:	Kevin Richardson II
	Title:	Interim Chief Executive Officer